                                                                   Exhibit 10.23

                                 PLANETOUT INC.

                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

                                  MAY ___, 2004

                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

      THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of May ___, 2004, by and among PLANETOUT INC., a Delaware corporation (the "Company"), formerly known as PlanetOut Partners, Inc., and the parties identified on Schedule A hereto, as amended from time to time (the "Holders").

                                    RECITALS

      WHEREAS, the Company and the holders of the Company's Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (the "Existing Holders") are parties to an Amended and Restated Investors' Rights Agreement dated as of February 27, 2002 (the "Prior Investors' Rights Agreement");

      WHEREAS, the Company now desires to issue, or has issued, certain warrants (the "Lender Warrants") to certain persons or entities (the "Lenders"), in connection with debt transactions (collectively, the "Debt Transactions") approved by the Company's Board of Directors, which Debt Transactions are for other than primarily equity financing purposes;

      WHEREAS, in order to induce the Lenders to enter into the Debt Transactions, the Company has agreed to amend this Agreement to include the Lenders as "Holders" hereunder;

      WHEREAS, the Company and the Existing Investors wish to amend and restate the provisions of the Prior Investors' Rights Agreement to (i) add the Lenders as parties and (ii) provide for the expiration and termination of the registration rights granted herein under certain circumstances;

      WHEREAS, in connection with the foregoing, the Existing Investors desire to waive Section 2.7 of the Prior Investors' Rights Agreement with respect to the grant of registration rights to the Lenders contemplated hereby;

      WHEREAS, Section 5.2 of the Prior Investors' Rights Agreement provides that the Prior Investors' Rights Agreement may be amended, and any provision thereof may be waived, with the written consent of Holders representing a majority of the outstanding Shares, as defined therein, and the undersigned represent a majority of the outstanding Shares;

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties mutually agree as follows:

                                   SECTION 1

                                  Definitions.

                                       1.

      The following terms shall have the following respective meanings:

      1.1. "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.


      1.2. "Conversion Shares" shall mean the Common Stock issued or issuable
(i) upon conversion of the Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock of the Company, (ii) upon exercise or exchange of the Common Stock Subscription Warrant dated May 1, 1997 originally issued by PlanetOut Corporation to America Online, Inc., (iii) upon exercise of the warrants and/or convertible notes originally issued by Online Partners.Com, Inc. to H. William Jesse, Jr., David C. Bohnett, Baroda Ventures LLC, Petunia Resources Limited, Jesse.Hansen Co-Investment Vehicle, LP, J.P. Morgan Partners (23A SBIC), LLC, Episode 1 Online, L.L.C., The Flatiron Fund 2001, LLC, Flatiron Associates II, LLC, and Pacific Technology Ventures or (iv) upon exercise of the Lender Warrants. Baroda Ventures LLC and David C. Bohnett shall be treated as affiliated entities for all relevant purposes applicable under this Agreement.

      1.3. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


      1.4. "Initial Public Offering" shall mean the first firm commitment underwritten public offering of securities of the Company pursuant to an effective registration statement under the Securities Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction).

      1.5. "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

      1.6. "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.4, 2.5 and 2.6 hereof, including, without limitation, all registration, qualification and filing fees (including, without limitation, all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, escrow fees, reasonable fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses, all reasonable fees and disbursements of one counsel for the Holders selected by the Company but subject to the consent of the Holders representing a majority of the Requisite Securities to be included in such registration, which consent shall not be unreasonably withheld (as limited by Section 2.8), and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

      1.7. "Registrable Securities" shall mean any Common Stock of the Company issued or issuable in respect of the Shares or Conversion Shares or other securities issued or issuable with respect to the Shares or Conversion Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Shares or

                                       2.

Conversion Shares; provided that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 thereof, or (C) held by a Holder (together with its affiliates) if, as reflected on the Company's record of stockholders, such Holder (together with its affiliates) holds less than one percent (1%) of the Company's outstanding Common Stock (treating all shares of Preferred Stock on an as-converted basis), the Company has completed its Initial Public Offering and all Conversion Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period.

      1.8. "Restricted Securities" shall mean the securities of the Company required to bear the legends set forth in Section 2.2 hereof.


      1.9. "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereunder or any complimentary rule thereto (such as Rule
144A).


      1.10. "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


      1.11. "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder other than Registration Expenses.


      1.12. "Shares" shall mean Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock held by the Holders and their permitted assigns.


                                   SECTION 2
              Restrictions On Transferability; Registration Rights.


      2.1. Restrictions. The Shares and the Conversion Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee or pledgee of the Shares and the Conversion Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

      2.2. Restrictive Legend. Each certificate representing (a) the Shares, (b) the Conversion Shares or (c) any other securities issued in respect of the securities referenced in clauses (a) and (b) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF


                                       3.

      1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

      "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

      Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.

      2.3. Notice Of Proposed Transfers. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (a) a written opinion of counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (b) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto or (c) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require a legal opinion or "no action" letter in any transaction in compliance with Rule 144, in any transaction in which a Holder which is a corporation distributes Restricted Securities solely to its majority owned subsidiaries or affiliates for no consideration, or in any transaction in which a Holder which is a partnership distributes Restricted Securities solely to partners thereof for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.3. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legends referring to the Securities Act set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.



                                       4.

      2.4. Requested Registration.


            (i) Series C, Series D and Series E Demand Rights.


                  (a) Subject to the conditions of this Section 2.4, if the Company shall receive at any time after the earlier of May 1, 2003 or six (6) months after the effective date of the Initial Public Offering, a written request from the Holders representing a majority or more of the Series E Preferred Stock, the Series D Preferred Stock and Series C Preferred Stock then outstanding, aggregated as a single class (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of the Registrable Securities held by Initiating Holders then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this
Section 2.4, use best efforts to effect, as soon as practicable, the registration under the Securities Act of all such Registrable Securities that such Initiating Holders request to be registered in a written request received by the Company within thirty (30) days of the mailing of the Company's notice pursuant to this Section 2.4.

                  (b) In addition, the Company shall as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such Registrable Securities as are specified in such request of any Holder joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.4(i)(b):

                        (1) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                        (2) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the earlier of (x) the abandonment by the Company of the filing of, and (y) the date that is six (6) months immediately following the effective date of, any registration statement pertaining to securities offered by the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

                        (3) after the Company has effected three (3) such registrations pursuant to this Section 2.4; or



                                       5.

                        (4) if the Company shall furnish to the Initiating Holders and all other Holders requesting registration hereunder a certificate, signed by the Chief Executive Officer or Secretary of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.4(i) shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided that the Company may not utilize this right more than once in any twelve (12) month period.

      Subject to the foregoing clauses (1) through (4), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

      (ii) Underwriting.


            If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.4(i) and the Company shall include such information in the written notice referred to in this Section 2.4(ii). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders) to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders who have requested such registration (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated in the following order:

            (a) first, the Registrable Securities held by the Holders requested to be included in such registration pursuant to this Section 2.4 (including the Initiating Holders) (or, if necessary, pro rata among the Holders and the Initiating Holders based upon the number of shares of Registrable Securities, requested to be registered by each such Holder and Initiating Holders); and

            (b) second, any other shares of Common Stock offered by the Company.

      2.5. Company Registration.


            (i) Notice Of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a


                                       6.

security holder or holders other than a registration relating solely to employee benefit plans or a registration relating solely to a transaction under Rule 145 of the Securities Act, the Company will:

                  (a) promptly give to each Holder written notice thereof; and

                  (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within thirty (30) days after receipt of such written notice from the Company by any Holder.

            (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders. In such event, the right of any Holder and to registration pursuant to this Section 2.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the Initiating Holders who have demanded such registration, as applicable). Notwithstanding any other provision of this Section 2.5, if the managing underwriter determines that marketing factors (including pricing) require a limitation of the number of shares to be underwritten, the number of shares proposed to be included in such registration shall be included in the following order:

                  (a) first, shares of Common Stock offered by the Company;

                  (b) second, the Registrable Securities held by Holders requested to be included in such registration pursuant to this Section 2.5 (or, if necessary, pro rata among the Holders thereof based upon the number of shares of Registrable Securities, requested to be registered by each such Holder);

                  (c) third, any other shares of Common Stock;

provided that if such offering is the initial public offering of shares to the public, no such reduction may reduce the number of securities being sold by the Company for its own account; and if such offering is not the initial offering of shares to the public, no such reduction may reduce the number of securities being sold by the Holders to less than twenty percent (20%) of the shares being sold in such offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Notwithstanding anything to the contrary contained herein, registrations initiated pursuant to Section 2.4 shall be subject to the "cut-back" provisions set forth in 2.4(ii) in lieu of this 2.5(ii).



                                       7.

            (iii) Right To Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.5 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

      2.6. Registration on Form S-3.


            (i) If any Holder of the Registrable Securities requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified, in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company. The relevant provisions of Section 2.4(ii) above (concerning underwriting) shall be applicable to each registration initiated under this Section 2.6.

            (ii) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.6:

                  (a) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                  (b) if the Company has, within the six (6) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 2.6;

                  (c) if the Holders propose to sell Registrable Securities and such other securities (if any) in an aggregate amount less than 1,625,000 shares of Registrable Securities (appropriately adjusted for stock splits, stock dividends and the like); or

                  (d) if the Company shall furnish to such Holder a certificate signed by the Chief Executive Officer or Secretary of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for such a registration statement to be filed, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder; provided that the Company may not utilize this right more than once in any twelve (12) month period.



                                       8.

      2.7. Limitations On Subsequent Registration Rights. Except as contemplated in Section 5.14 hereof, from and after the date hereof the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights are subordinate to the registration rights granted to the Holders hereunder and such holder or prospective holder is subject to stand-off obligations on a pari passu basis with the Holders.

      2.8. Expenses Of Registration. All Registration Expenses (excluding underwriting discounts and commissions) incurred in connection with registrations pursuant to Section 2.4, including expenses incurred as part of any "road show," and any registration pursuant to Section 2.5 and 2.6 shall be borne by the Company; provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 2.4, the request of which has been subsequently withdrawn by the Initiating Holders. In such case, (a) the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, and (b) the Company shall be deemed not to have effected a registration pursuant to Section 2.4(a) or Section 2.4(b) of this Agreement. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said Registration Expenses. In such case, the Company shall be deemed not to have effected a registration pursuant to Section 2.4(a) or Section 2.4(b) of this Agreement. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other registration expenses incurred in connection with any registration pursuant to this Section 2.8 shall be borne by the Holders of the Registrable Securities included in such registration pro rata on the basis of the number of shares so registered.

      2.9. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

            (i) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed;

            (ii) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

            (iii) Use its best efforts to register and qualify the securities covered by the registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in



                                       9.

connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

            (iv) In the event of any underwritten public offering, enter into and perform all its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

            (v) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing.

      2.10. Indemnification.


            (i) The Company will indemnify each Holder of Registrable Securities included in a registration pursuant to this Agreement, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of their respective officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by any Holder, controlling person or underwriter and stated to be specifically for use therein.

            (ii) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of


                                      10.

the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of their respective officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this Section 2.10(ii) shall be limited to an amount equal to the net proceeds of the shares sold by such Holder, unless such liability arises out of or is based on the willful misconduct by such Holder.

            (iii) Each party entitled to indemnification under this Section 2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.10 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

      2.11. Information By Holder. The Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder, the Registrable Securities held by them and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.



                                      11.

      2.12. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

            (i) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

            (ii) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (iii) So long as a Holder owns any Restricted Securities, to furnish to each Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

      2.13. Transfer Of Registration Rights. The rights to cause the Company to register securities granted to the Holders under Sections 2.4, 2.5 and 2.6 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by any Holder (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) such transfer is not to a direct competitor of the Company, as determined by the Board of Directors in its reasonable discretion, (c) notice of such assignment is given to the Company, and (d) such transferee or assignee (i) is a wholly owned subsidiary, affiliate or constituent partner (including limited partners, retired partners, spouses, domestic partners and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) of such Holder or (ii) in the case of transferees or assignees of Series D Preferred Stock and/or Series E Preferred Stock, acquires from such Holder at least 1,625,000 shares of Series D Preferred Stock and/or Series E Preferred Stock (appropriately adjusted for stock splits, stock dividends and the like). "Domestic partner" as used herein shall mean (a) any two adults who have registered as domestic partners on a registry maintained by a government entity; or (b) any two adults who (i) have chosen to share one another's lives in an intimate and committed relationship of mutual caring, (ii) live together, (iii) have agreed to be jointly responsible for basic living expenses incurred during the domestic partnership and (iv) have provided the corporation with a written declaration of domestic partnership setting forth the name of the Holder and his or her domestic partner, stating that they meet the above definition of domestic partner, executed by them and delivered to the Company prior to a transfer under this Section 2.13.



                                      12.

      2.14. Market Standoff Agreement. Each Holder agrees in connection with the initial public offering of the Company's securities (other than a registration of securities in a transaction under Rule 145 of the Securities Act or with respect to an employee benefit plan), that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed ninety
(90) days from the effective date of such registration, or one hundred eighty
(180) days in the event of the Initial Public Offering) as may be requested by the Company or such managing underwriters; provided that (i) the officers and directors who own stock in the Company and the holders of greater than one percent (1%) of the outstanding capital stock of the Company also agree to such restrictions and (ii) the holders of the Company's securities with registration rights similar to those granted in Sections 2.4, 2.5 and 2.6 herein also agree to, and are not released from, such restrictions.

      2.15. Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five
(5) years after the date of the Company's Initial Public Offering.


                                   SECTION 3
                                    Reserved.


                                   SECTION 4
                      Affirmative Covenants Of The Company.


      The Company hereby covenants and agrees as follows:

      4.1. Financial Information. The Company will furnish within the periods set forth below, unless such periods have been extended by the Executive Committee of the Company's Board of Directors, the following information to each Holder who holds at least 2,700,000 shares (appropriately adjusted for stock splits, stock dividends and the like) of Series D Preferred Stock and/or Series E Preferred Stock (each, a "Major Investor"):

            (i) As soon as practicable after the end of each fiscal year, and in any event within one hundred twenty (120) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and of cash flows and shareholders' equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company;

            (ii) as soon as practicable after the end of each quarter and in any event within forty-five (45) days thereafter, an unaudited consolidated balance sheet and statements of income and cash flow of the Company and its subsidiaries, if any, for such quarter and for the current year to date;



                                      13.

            (iii) as soon as practicable after the end of each calendar month and in any event within thirty (30) days thereafter, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each calendar month, and consolidated statements of income and cash flow for such period and for the then current fiscal year to date, together with a comparison of such statements to the Company's prior monthly periods and its operating plan and projections then in effect; and

            (iv) at least thirty (30) days prior to each fiscal year, the Company's annual budget and projections (set forth on a monthly basis) for such fiscal year.

      4.2. Inspection. The Company shall permit each Major Investor, at such Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor; provided that the Company shall not be obligated pursuant to this Section 4.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

      4.3. Assignment Of Rights To Financial Information. The rights granted pursuant to Sections 4.1 and 4.2 may be assigned by a Major Investor to a third party who acquires (in compliance with Section 2.3) at least 2,700,000 shares (appropriately adjusted for stock splits, stock dividends and the like) of Series D Preferred Stock and/or Series E Preferred Stock, from a Major Investor and who is not a competitor, or affiliated in any manner with a competitor, of the Company, provided that the Company receives notice at least twenty (20) days prior to such assignment.

      4.4. Proprietary Information Agreement. The Company shall require each person employed by the Company who shall, in the ordinary course of their employment, have access to the Company's confidential and proprietary information, to execute a Confidential Information and Invention Assignment Agreement, substantially similar in form and substance to either of the agreements attached as Exhibits to the Agreement and Plan of Merger dated as of December 22, 2000 between the Company and the parties listed therein.

      4.5. Insurance. The Company shall maintain insurance policies with such coverages and in such amounts as shall be determined by the Board of Directors of the Company, including, without limitation, as necessary to protect the assets of the Company, director and officer insurance and error and omission insurance.

      4.6. Board Meetings; Expenses. The Company covenants to hold meetings of its Board of Directors of the Company not less frequently than quarterly. The Company further covenants and agrees to reimburse reasonable out-of-pocket expenses of directors and others who have observation rights incurred in connection with attending board and committee meetings and work on any special project.

      4.7. Qualified Small Business. The Company and each subsidiary, if any, shall use commercially reasonable efforts to file all reports or filings with the Internal Revenue Service required of a Qualified Small Business (as defined in Section 1202(d) of the Internal Revenue Code of 1986, as amended), and provide the Holders with sufficient information to permit the


                                      14.

Holders to comply with its obligations under the Small Business Investment Company Act. The Holders shall use commercially reasonable efforts to protect any information which the Company or such subsidiary labels as confidential. If any such confidential information is required to be disclosed by the Holders in order to comply with any such request, the Holders shall cause to be filed a confidential treatment request on behalf of the Company or such subsidiary seeking to withhold from public availability all of such confidential information.

      4.8. Actions Requiring Board Approval. As long as at least 16,000,000 shares (appropriately adjusted for stock splits, stock dividends and the like) of Series D Preferred and/or Series E Preferred Stock remain outstanding, the approval of the Board of Directors is required to approve the following:

            (i) any action that increases or decreases the number of shares of Common Stock issuable upon exercise of stock options granted to directors, officers, consultants and employees of the Company;

            (ii) any material change in the Company's line of business;

            (iii) any investment by the Company in a business unrelated to or inconsistent with the Company's current line of business;

            (iv) the adoption of, or any material deviations from, the annual budget of the Company;

            (v) capital expenditures in excess of $1.0 million;

            (vi) any action that would result in taxation of the Holders under
Section 305 of the Internal Revenue Code;

            (vii) the incurrence of any debt or the existence of any lien on any assets of the Company, other than (i) purchase money debt, (ii) liens for permissible capital expenditures and (iii) liens securing all other indebtedness in an amount not to exceed $100,000;

            (viii) any acquisition of all or part of any business of any third party; or

            (ix) the creation of any subsidiary of the Company or the purchase of any equity interests of any person.

      4.9. Termination Of Covenants. The covenants set forth in Sections 4.1 through 4.5 and Section 4.8 shall terminate on, and be of no further force or effect after (i) the date of closing of an Initial Public Offering after which the Company is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, or (ii) the consummation of (a) the sale, transfer or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity


                                      15.

surviving such transaction; provided, however that this Section 4.9 shall not apply to a merger effected principally for the purpose of reincorporating the Company.

                                   SECTION 5

                                 Miscellaneous.


      5.1. Definition of a Holder; Aggregation of Shares. For purposes of determining the amount of shares held by a Holder, all entities affiliated with a Holder shall be treated as a single Holder. All Shares held or acquired by entities advised by the same investment adviser and affiliated entities or persons shall be aggregated together for the purpose of determining whether any applicable numerical shareholding threshold relating to the availability of any rights under this Agreement has been satisfied.

      5.2. Entire Agreement: Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived or terminated other than by a written instrument signed by the Company and Holders representing a majority of the outstanding Shares; provided that any party may waive rights under this Agreement without the consent of any other person if and to the extent that the waiver applies to such party's rights alone.

      5.3. Effect of Amendment or Waiver. Each Holder and their respective successors and assigns acknowledge that by the operation of Section 5.2 hereof the Holders representing a majority of the outstanding Shares, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement; provided however, that each Holder shall be treated equally in accordance with their respective holdings of Shares.

      5.4. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding anything to the contrary contained herein, the Company may not assign its rights or obligations under this Agreement without the prior written consent of the Holders representing a majority of the Registrable Securities.

      5.5. Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. All disputes and controversies arising out of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in the State of Delaware, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.



                                      16.

      5.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


      5.7. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


      5.8. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile if sent between 8:00 a.m. and 5:00 p.m. recipient's local time on a business day, or on the next business day if sent by facsimile sent other than between 8:00 a.m. and 5:00 p.m. recipient's local time on a business day; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Any notice to be delivered to any Holder shall be made to the address and/or facsimile number for such person set forth on Schedule A as applicable or to such other address and/or facsimile number as shall appear on the Company's books and records. A party may change or supplement the addresses given herein, or designate additional addresses, for purposes of this Section 5.8 by giving the other party written notice of the new address in the manner set forth above.

      5.9. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

      5.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      5.11. Survival. The covenants and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby.


      5.12. Rights Of Holders. Each Holder shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

      5.13. Delays Or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a

                                      17.

waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

      5.14. Additional Holders. Notwithstanding anything to the contrary contained herein, any Lender and, if the Company shall issue additional shares of Series E Preferred Stock, any purchaser of such shares of Series E Preferred Stock, may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement signed by an authorized representative of the Company and any such Lender or purchaser shall be deemed a "Holder" hereunder.

      5.15. Amendment and Restatement of Prior Agreement. The Prior Investors' Rights Agreement is hereby amended in its entirety and restated as provided herein. Such amendment and restatement is effective upon the execution of the Agreement by the Company and Holders representing a majority of the outstanding Shares. Upon such execution, all provisions of, rights granted and covenants made in the Prior Investors' Rights Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


                                      18.

      IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

PLANETOUT INC.                            HOLDERS:

By: /s/ Jeffrey T. Soukup
   --------------------------             --------------------------------------

Title: Chief Financial Officer            Name:
      -----------------------                  ---------------------------------

                                          Title:
                                                --------------------------------

                                          Address:
                                                  ------------------------------

                                          Facsimile:
                                                    ----------------------------

                                          Taxpayer ID:
                                                      --------------------------

                                    HOLDERS:

                                    /s/ 883786 Ontario Limited
                                    --------------------------------------------
                                    Name: 883786 Ontario Limited
                                          --------------------------------------

                                    /s/ Angroup Holdings Ltd.
                                    --------------------------------------------
                                    Name: Angroup Holdings Ltd.
                                          --------------------------------------

                                    /s/ Baroda Ventures LLC
                                    --------------------------------------------
                                    Name: Baroda Ventures LLC
                                          --------------------------------------

                                    /s/ Bear Stearns Securities Corp. FBO
                                        H. William Jesse Jr., IRA
                                    --------------------------------------------
                                    Name: Bear Stearns Securities Corp. FBO
                                          H. William Jesse Jr., IRA
                                          --------------------------------------

                                    /s/ David Bunnell
                                    --------------------------------------------
                                    Name:  David Bunnell
                                           -------------------------------------

                                    /s/ David Carlick
                                    --------------------------------------------
                                    Name:  David Carlick
                                           -------------------------------------

                                    /s/ Choon US Corp.
                                    --------------------------------------------
                                    Name:  Choon US Corp.
                                           -------------------------------------

                                    /s/ Madalyn Ciocca
                                    --------------------------------------------
                                    Name:  Madalyn Ciocca
                                           -------------------------------------

                                    /s/ Leonard Clough
                                    --------------------------------------------
                                    Name:  Leonard Clough
                                           -------------------------------------

                                    /s/ Jeffrey Coats
                                    --------------------------------------------
                                    Name:  Jeffrey Coats
                                           -------------------------------------

                                   /s/ Andrew A. Cramer Revocable Trust
                                   ---------------------------------------------
                                   Name:  Andrew A. Cramer Revocable Trust
                                          --------------------------------------

                                   /s/ Critical Infrastructure Fund
                                   ---------------------------------------------
                                   Name:  Critical Infrastructure Fund
                                          --------------------------------------

                                   /s/ David Crumpacker
                                   ---------------------------------------------
                                   Name:  David Crumpacker
                                          --------------------------------------

                                    /s/ Donato DeDonato
                                    --------------------------------------------
                                    Name: Donato DeDonato
                                          --------------------------------------

                                   /s/ D.R. Stephens & Co.
                                   ---------------------------------------------
                                   Name:  D.R. Stephens & Co.
                                          --------------------------------------

                                    /s/ Dunhill Bank Caribbean Limited
                                    --------------------------------------------
                                    Name: Dunhill Bank Caribbean Limited
                                          --------------------------------------

                                   /s/ Ed Investment Partnership
                                   ---------------------------------------------
                                   Name:  Ed Investment Partnership
                                          --------------------------------------

                                   /s/ Egbert Holdings
                                   ---------------------------------------------
                                   Name:  Egbert Holdings
                                          --------------------------------------

                                   /s/ Mark Elderkin
                                   ---------------------------------------------
                                   Name:  Mark Elderkin
                                          --------------------------------------

                                    /s/ Steve Evans
                                    --------------------------------------------
                                    Name: Steve Evans
                                          --------------------------------------

                                /s/ Flatiron Associates, II LLC
                                -----------------------------------------------
                                Name:  Flatiron Associates, II LLC
                                       ----------------------------------------

                                /s/ Flatiron Associates, LLC
                                -----------------------------------------------
                                Name:  Flatiron Associates, LLC
                                       ----------------------------------------

                                /s/ Flatiron Fund 2000, LLC
                                -----------------------------------------------
                                Name:  Flatiron Fund 2000, LLC
                                       ----------------------------------------

                                /s/ Flatiron Fund 2001, LLC
                                -----------------------------------------------
                                Name:  Flatiron Fund 2001, LLC
                                       ----------------------------------------

                                /s/ GAMI Investments Inc.
                                -----------------------------------------------
                                Name:  GAMI Investments Inc.
                                       ----------------------------------------

                                /s/ Garroch Financial Inc.
                                -----------------------------------------------
                                Name:  Garroch Financial Inc.
                                       ----------------------------------------

                                /s/ John Gillespie
                                -----------------------------------------------
                                Name:  John Gillespie
                                       ----------------------------------------

                                /s/ Allan D. Gilmour
                                -----------------------------------------------
                                Name:  Allan D. Gilmour
                                       ----------------------------------------

                                /s/ Daniel Granirer
                                -----------------------------------------------
                                Name:  Daniel Granirer
                                       ----------------------------------------

                                /s/ Douglas and Constance Hayes Living Trust
                                -----------------------------------------------
                                Name:  Douglas and Constance Hayes Living Trust
                                       ----------------------------------------

                                /s/ IDG Ventures Entrepreneurs Fund LP
                                -----------------------------------------------
                                Name:  IDG Ventures Entrepreneurs Fund LP
                                       ---------------------------------------

                                /s/ Stanley R. Jaffe
                                -----------------------------------------------
                                Name:  Stanley R. Jaffe
                                       ----------------------------------------

                                /s/ H. William Jesse
                                -----------------------------------------------
                                Name:  H. William Jesse
                                       ----------------------------------------

                                /s/ JP Morgan Partners (23A SBIC), LLC
                                -----------------------------------------------
                                Name:  JP Morgan Partners (23A SBIC), LLC
                                       ----------------------------------------

                                /s/ JP Morgan Partners (BHCA), LP
                                -----------------------------------------------
                                Name:  JP Morgan Partners (BHCA), LP
                                       ----------------------------------------

                                /s/ Edward R. Koller, Jr.
                                -----------------------------------------------
                                Name:  Edward R. Koller, Jr.
                                       ----------------------------------------

                                /s/ Richard Langridge
                                -----------------------------------------------
                                Name:  Richard Langridge
                                       ----------------------------------------

                                /s/ Kathy Levinson Living Trust U/A DTD
                                    7/19/00, Kathy Levinson, Trustee
                                -----------------------------------------------
                                Name:  Kathy Levinson Living Trust U/A DTD
                                       7/19/00, Kathy Levinson, Trustee
                                       ----------------------------------------

                                /s/ The Lillie Family Trust, John M. Lillie &
                                    Daryl L. Lillie, Trustees
                                -----------------------------------------------
                                Name:  The Lillie Family Trust, John M.
                                       Lillie &  Daryl L. Lillie, Trustees
                                       ----------------------------------------

                                /s/ David Lyall
                                -----------------------------------------------
                                Name:  David Lyall
                                       ----------------------------------------

                                   /s/ Michael Marks
                                   ---------------------------------------------
                                   Name:  Michael Marks
                                          --------------------------------------

                                   /s/ David Martin
                                   ---------------------------------------------
                                   Name:  David Martin
                                          --------------------------------------

                                   /s/ Todd Martin
                                   ---------------------------------------------
                                   Name:  Todd Martin
                                          --------------------------------------

                                   /s/ Mayfield Associates Fund V, LLP
                                   ---------------------------------------------
                                   Name:  Mayfield Associates Fund V, LLP
                                          --------------------------------------

                                   /s/ Mayfield Principals Fund LLC
                                   ---------------------------------------------
                                   Name:  Mayfield Principals Fund LLC
                                          -------------------------------------

                                   /s/ Mayfield X LP
                                   ---------------------------------------------
                                   Name:  Mayfield X LP
                                          --------------------------------------

                                   /s/ Theodore A. McGraw
                                   ---------------------------------------------
                                   Name:  Theodore A. McGraw
                                          -------------------------------------

                                   /s/ Media Technologies, Inc.
                                   ---------------------------------------------
                                   Name:  Media Technologies, Inc.
                                          --------------------------------------

                                   /s/ James W. Meyer
                                   ---------------------------------------------
                                   Name:  James W. Meyer
                                          --------------------------------------

                                   /s/ Morton A. Meyerson
                                   ---------------------------------------------
                                   Name:  Morton A. Meyerson
                                          --------------------------------------

                                   /s/ Monetary Fund SA
                                   ---------------------------------------------
                                   Name:  Monetary Fund SA
                                          --------------------------------------

                                   /s/ Ron Moyer
                                   ---------------------------------------------
                                   Name:  Ron Moyer
                                          --------------------------------------

                                   /s/ Olsen-Hines Holdings Inc.
                                   ---------------------------------------------
                                   Name:  Olsen-Hines Holdings Inc.
                                          --------------------------------------

                                   /s/ Peter Palmisano
                                   ---------------------------------------------
                                   Name:  Peter Palmisano
                                          --------------------------------------

                                   /s/ Scott Peters
                                   ---------------------------------------------
                                   Name:  Scott Peters
                                          --------------------------------------

                                   /s/ Petunia Resources, Ltd.
                                   ---------------------------------------------
                                   Name:  Petunia Resources, Ltd.
                                          --------------------------------------

                                   /s/ Caroline Philips
                                   ---------------------------------------------
                                   Name:  Caroline Philips
                                          --------------------------------------

                                   /s/ Tina Podlodowski
                                   ---------------------------------------------
                                   Name:  Tina Podlodowski
                                          --------------------------------------

                                   /s/ Paul Rapello
                                   ---------------------------------------------
                                   Name:  Paul Rapello
                                          --------------------------------------

                                   /s/ Andy Rebele
                                   ---------------------------------------------
                                   Name:  Andy Rebele
                                          --------------------------------------

                                   /s/ John Rielly
                                   ---------------------------------------------
                                   Name:  John Rielly
                                          --------------------------------------

                                   /s/ Rebecca S. Rogers, Trustee, Living Trust
                                       of Rebecca S. Rogers
                                   ---------------------------------------------
                                   Name:  Rebecca S. Rogers, Trustee, Living
                                          Trust of Rebecca S. Rogers
                                          --------------------------------------

                                   /s/ Sarmac Holdings Ltd.
                                   ---------------------------------------------
                                   Name:  Sarmac Holdings Ltd.
                                          --------------------------------------

                                   /s/ Eric Savics
                                   ---------------------------------------------
                                   Name:  Eric Savics
                                          --------------------------------------

                                   /s/ Laura Scher & Ian Altmen, JTWROS
                                   ---------------------------------------------
                                   Name:  Laura Scher & Ian Altmen, JTWROS
                                          -------------------------------------

                                   /s/ Mark Segal
                                   ---------------------------------------------
                                   Name:  Mark Segal
                                          --------------------------------------

                                   /s/ Kenneth Seiff
                                   ---------------------------------------------
                                   Name:  Kenneth Seiff
                                          --------------------------------------

                                   /s/ Lowell R. Selvin and Gilbert C.
                                       Winebar, III, JTWROS
                                   ---------------------------------------------
                                   Name:  Lowell R. Selvin and Gilbert C.
                                          Winebar, III, JTWROS
                                          --------------------------------------
                                   /s/ Selvin Family Fund LLC
                                   ---------------------------------------------
                                   Name:  Selvin Family Fund LLC
                                          --------------------------------------

                                   /s/ Jeffrey T. Soukup
                                   ---------------------------------------------
                                   Name:  Jeffrey T. Soukup
                                          --------------------------------------

                                   /s/ Gary Stolzof, Trustee, Gary Stolzof
                                       Revocable Trust 3/1/00
                                   ---------------------------------------------
                                   Name:  Gary Stolzof, Trustee, Gary Stolzof
                                          Revocable Trust 3/1/00
                                          --------------------------------------

                                   /s/ Cory Wade Thackeray
                                   ---------------------------------------------
                                   Name:  Cory Wade Thackeray
                                          -------------------------------------

                                   /s/ Leonie Walker
                                   ---------------------------------------------
                                   Name:  Leonie Walker
                                          --------------------------------------

                                   /s/ Richard W. Weiland
                                   ---------------------------------------------
                                   Name:  Richard W. Weiland
                                          --------------------------------------

                                   /s/ Daniel B. White
                                   ---------------------------------------------
                                   Name:  Daniel B. White
                                          --------------------------------------

                                   /s/ Thomas Bray Wilcock, Jr.
                                   ---------------------------------------------
                                   Name:  Thomas Bray Wilcock, Jr.
                                          --------------------------------------

                                   /s/ Robin Wolaner
                                   ---------------------------------------------
                                   Name:  Robin Wolaner
                                          --------------------------------------

                                   /s/ Franklin C. Wolf & Martha J. Wolf, Ttees
                                       Wolf Family Trust dtd 6/25/93
                                   ---------------------------------------------
                                   Name:  Franklin C. Wolf & Martha J. Wolf,
                                          Ttees Wolf Family Trust dtd 6/25/93
                                          --------------------------------------

                                   SCHEDULE A

                               SCHEDULE OF HOLDERS

                                                                                                                           LENDERS
                               SERIES C-1  SERIES C-2  SERIES C-3    SERIES C-4    SERIES C-5     SERIES D     SERIES E    WARRANTS
                               ----------  ----------  ----------    ----------    ----------     --------     --------    --------
883786 Ontario Limited                  0           0           0             0        93,606            0             0         0
Allard, Peter Andrew                    0           0           0             0             0            0             0   500,000
America Online, Inc                     0           0   1,056,899     3,286,043             0    2,702,702       736,087         0
Angroup Holdings Ltd.                   0           0           0             0       140,409            0             0         0
Baroda Ventures LLC                     0     212,681           0             0     1,842,305    1,749,539       532,609         0
Bear Stearns Securities Corp.           0           0           0             0             0            0       597,022         0
FBO H. William Jesse Jr., IRA
Binder, Bryan H.                        0           0           0             0        18,721            0             0         0
Bunnell, David                          0           0           0        40,830             0       25,516             0         0
Carlick, David                          0           0       7,829             0             0            0             0         0
Cavender, Cheryl                        0           0           0             0       117,008            0             0         0
Centrum Bank Vaduz,                     0           0           0             0       187,212            0             0         0
Heiligkreuz 8, Postfach 1148,
FL-9490 Vaduz, Liechtenstein
Choon US Corp.                          0           0           0             0        93,606            0             0         0
Ciocca, Madalyn                         0     169,621           0             0             0       55,767             0         0
Clough, Leonard                         0           0           0             0        46,803            0             0         0
Coats, Jeffrey                          0           0           0        20,417             0       12,756             0         0
Corriea, Wayne                          0           0           0        81,662             0       76,572             0         0
Andrew A. Cramer Revocable        918,949           0           0             0             0      107,764       107,264         0
Trust
Critical Infrastructure Fund            0           0           0       175,572             0      109,716             0         0
Crumpacker, David                       0           0           0        40,831             0       25,516             0         0
Crumpacker, Mark                        0           0           0        93,910             0       58,683             0         0
DeDonato, Donato                        0           0           0             0        37,442            0             0         0
Dritz Enterprises, LLC                  0           0           0             0        93,606            0             0         0
D.R. Stephens & Co.                     0           0           0             0                          0       270,270         0
Dunhill Bank Caribbean Limited          0           0           0             0       468,031            0       135,135         0
Eagan, Michael                          0      56,930           0             0             0       18,694             0         0
Ed Investment Partnership               0           0           0       163,326             0      102,059             0         0
Egbert Holdings                         0           0           0             0        46,803            0             0         0
Elderkin, Mark                  4,644,575   3,922,926           0             0             0    1,628,800             0         0
Evans, Steve                            0           0           0             0        18,721            0             0         0
Fairbanks Partners, LLP                 0           0           0             0       351,023            0        36,673         0
Falk, Eugene D.                         0           0           0             0             0            0       135,135         0
Flatiron Associates, II LLC             0           0           0             0             0       82,849        15,135         0
Flatiron Associates, LLC                0           0           0             0       134,329            0             0         0
Flatiron Fund 2000, LLC                 0           0           0             0     1,777,121            0             0         0
Flatiron Fund 2001, LLC                 0           0           0             0             0      839,824       148,324         0
GAMI Investments Inc.                   0           0           0             0        93,606            0             0         0
Garroch Financial Inc.                  0           0           0             0       280,818            0             0         0
GC&H Investments                        0     112,583           0        40,831             0       62,532             0         0
Gillespie, John                         0           0           0             0        46,803            0             0         0
Gilmour, Allan D.                       0           0           0        28,582             0       17,859             0         0
Giustra, Frank                          0           0           0             0       140,409            0             0         0

                                                                                                                           LENDERS
                               SERIES C-1  SERIES C-2  SERIES C-3    SERIES C-4    SERIES C-5     SERIES D     SERIES E    WARRANTS
                               ----------  ----------  ----------    ----------    ----------     --------     --------    --------
Goddard, David                          0           0           0             0        23,402            0             0         0
Granirer, Daniel                        0           0           0             0        42,123            0             0         0
Hansen Family Trust                     0           0           0             0             0            0           306         0
Hansen, John                            0           0           0             0             0        2,935             0         0
Douglas and Constance Hayes             0           0           0             0        14,041            0             0         0
Living Trust
Holmberg, Jan H.                        0           0           0             0        23,402            0             0         0
IDG Ventures Entrepreneurs              0           0           0             0        32,161       87,647         9,059         0
Fund LP
Isaacs, Arnold                    326,029           0           0             0             0       29,386             0         0
Jaffe, Robert                           0           0           0             0        31,180            0             0         0
Jaffe, Stanley R.                       0           0           0             0        62,426            0             0         0
Jesse, H. William                       0     227,560           0             0             0      229,664             0         0
Jesse Hansen Coinvestment               0           0           0             0     1,918,931    1,880,533             0         0
Vehicle L.P.
JH Capital Partners                     0   2,368,047           0             0             0      666,004        65,288         0
JP Morgan Partners (23A                 0           0           0             0     6,215,209    4,878,059       917,621         0
SBIC), LLC
JP Morgan Partners (BHCA), LP           0           0           0             0     1,410,409       82,233             0         0
Koller, Jr., Edward R.                  0           0           0             0             0            0       135,135         0
Kraus, Joe                              0           0           0       140,868             0       88,027             0         0
Langridge, Richard                      0           0           0             0        70,205            0             0         0
Latoski, Darren Todd                    0           0           0             0        42,123            0             0         0
The Lillie Family Trust, John           0      56,385           0             0             0       15,597             0         0
M. Lillie & Daryl L. Lillie,
Trustees
Kathy Levinson Living Trust             0           0           0       234,778             0      146,710             0         0
U/A DTD 7/19/00, Kathy
Levinson, Trustee
Lyall, David                            0           0           0             0        46,803            0             0         0
Marks, Michael                          0           0           0             0        93,606            0             0         0
Martin, David                     326,029     328,624           0             0             0      120,294             0         0
Martin, Todd                            0           0           0                      93,606            0             0         0
Mayfield Associates Fund V,             0           0      35,383       191,785             0      119,844        40,541         0
LLP
Mayfield Principals Fund LLC            0           0     117,943       639,283             0      399,481        47,297         0
Mayfield X LP                           0           0   1,026,101     5,561,760             0    3,475,487       587,838         0
McConnell, Michael & Marilyn            0           0           0        46,955             0       29,343             0         0
Revocable Trust
McGraw, Theodore A.                     0           0           0        40,831             0       25,516             0         0
Media Technologies, Inc.                0           0           0       114,327             0       71,443             0         0
Meyer, James W.                         0           0           0                      42,123            0             0         0
Meyerson, Morton A.                     0     437,206           0             0             0      132,689             0         0
Milstein, Howard P.                     0           0           0             0       280,818            0             0         0
Monetary Fund SA                        0           0           0             0       327,622            0             0         0
Moyer, Ron                              0           0           0         5,883             0        3,675             0         0
Murdoch, Simon                          0           0           0             0        28,784       16,956             0         0
Olsen-Hines Holdings Inc.               0           0           0             0        93,606            0             0         0

                                                                                                                           LENDERS
                               SERIES C-1  SERIES C-2  SERIES C-3    SERIES C-4    SERIES C-5     SERIES D     SERIES E    WARRANTS
                               ----------  ----------  ----------    ----------    ----------     --------     --------    --------
Pacific Technology Ventures             0           0           0             0       927,298    2,531,542       396,345         0
U.S.A. II, L.P.
Palmisano, Peter                  326,029     116,154           0             0             0       61,518             0         0
Peters, Scott                           0           0           0             0        23,402            0             0         0
Petry, Scollay                          0           0           0        23,476             0       14,670             0         0
Petunia Resources, Ltd.                 0           0           0             0       468,031    6,205,465     1,729,728         0
Philips, Caroline                 326,029           0           0             0             0       29,386             0         0
Podlodowski, Tina                       0           0           0        40,831             0       25,516             0         0
Rapello, Paul                           0           0           0                      23,402            0             0         0
Rebele, Andy                            0           0           0       140,868             0       88,027             0         0
Renberg, Daniel H.                      0           0           0             0             0            0       200,000         0
Rielly, John                            0           0      39,145             0             0        5,102             0         0
Rikki Tahta Trust                       0           0           0             0        28,784       16,956             0         0
Rebecca S. Rogers, Trustee              0      90,545           0             0             0       29,759             0         0
Living Trust of Rebecca S.
Rogers
Sarmac Holdings Ltd.                    0           0           0             0       187,212            0             0         0
Savics, Eric                            0           0           0             0        46,803            0             0         0
Laura Scher & Ian Altmen,               0      56,450           0             0             0       18,554             0         0
JTWROS
Segal, Mark                       179,181           0           0             0             0       14,694             0         0
Seiff, Kenneth                          0           0           0        40,831             0       25,516             0         0
Lowell R. Selvin and Gilbert            0           0           0             0             0            0         9,200         0
C. Winebar, III, JTWROS
Selvin Family Fund LLC                  0     212,673           0             0             0       58,775        23,200         0
Siino, Rosanne                          0           0      39,145        40,831             0       34,445             0         0
Russell R. Simon and Patricia     268,650           0           0             0             0       29,386             0         0
T. Simon, Tenants in Common
Megan J. Smith, Trustee of              0           0      39,145             0             0        5,102             0         0
the Megan J. Smith Family
Trust u.t.a. dated June 13,
2002

Richard L. Snyder Living                0           0           0       281,733             0      176,054             0         0
Trust u/a 8/94
Soukup, Jeffrey T.                      0           0           0             0             0            0        27,027         0
Gary Stolzof, Trustee Gary        250,854           0           0             0             0       20,570             0         0
Stolzof Revocable Trust
   3/1/00
Suh, Hyun                               0           0      39,145             0             0        5,102             0         0
Sylvan Ventures Ltd.                    0           0           0             0       187,212            0             0         0
Thackeray, Cory Wade                    0           0           0             0         9,361            0             0         0
Transatlantic Securities Ltd.           0           0           0             0       140,409            0             0         0
Walker, Leonie                          0           0           0        20,417             0       12,756             0         0
Weiland, Richard W.                     0           0           0     2,776,535             0    4,324,324     2,027,027         0
White, Daniel B.                        0           0           0             0         9,361            0             0         0
Wholly Cow Limited                      0           0      31,316        40,831                     30,618             0         0
Partnership, a California
Limited Partnership, David S.
Carlick and Toni L. Walker,
General Partners

                                                                                                                           LENDERS
                               SERIES C-1  SERIES C-2  SERIES C-3    SERIES C-4    SERIES C-5     SERIES D     SERIES E    WARRANTS
                               ----------  ----------  ----------    ----------    ----------     --------     --------    --------
Wilcock, Jr., Thomas Bray               0           0           0             0       140,409            0             0         0
Wolaner, Robin                    125,305     444,763           0             0             0       45,919             0         0
Franklin C. Wolf & Martha J.      326,029           0           0             0             0       29,386             0         0
Wolf, Ttees Wolf Family Trust
dtd 6/25/93
   TOTALS                       8,017,659   8,813,148   2,432,051    14,354,827    19,112,646   34,017,813     8,929,266   500,000